SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                        ___________________


                              FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 12, 1999


                           CBRL GROUP, INC.
       (Exact name of Registrant as specified in its Charter)


 Tennessee          0-25225              62-17495131
(State or other  (Commission File No.)  (IRS Employer
jurisdiction of                        Identification Number)
incorporation)


305 Hartmann Drive, Lebanon, Tennessee        37087
(Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:   (615) 444-5533



                            N/A
  (Former name or former address, if changed since last report)
Item 5.  Other Events

The registrant attaches as an exhibit the press release dated April 12, 1999 relating to the resignation of the CBRL Group, Inc.'s Chief Executive Officer, Ronald N. Magruder.


(c) Exhibits


Exhibit No.         Description                          Page

   99           Press Release dated April 12, 1999

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CBRL GROUP, INC.


Date: April 21, 1999          By: /s/ James F. Blackstock
                                  James F. Blackstock
                                  Vice President, General
                                  Counsel and Secretary

                                         Exhibit 99

                      NEWS RELEASE

                  CRACKER BARREL OLD COUNTRY STORE
                  P.O. Box 787, 305 Hartmann Drive
                  Lebanon, TN  37088-0787

                                Contact:  Michael A. Woodhouse
                                          Chief Financial Officer
                                          CBRL Group, Inc.

            RONALD N. MAGRUDER RESIGNS AS PRESIDENT
             AND CHIEF OPERATING OFFICER OF CBRL GROUP

LEBANON, Tenn. (April 12, 1999) -- Dan W. Evins, Chairman of the Board and Chief Executive Officer of CBRL Group, Inc. (Nasdaq/NM:
CBRL), today announced that Ronald N. Magruder has resigned from his positions of President, Chief Operating Officer and Director of the Company to pursue other interests. Mr. Evins will assume the responsibilities of President and Chief Operating Officer of the Company.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. currently operates 389 Cracker Barrel Old Country Stores located in 36 states, 2 Carmine's Gourmet Markets located in Florida and 48 Company-owned and 5 franchised Logan's Roadhouse(R) restaurants located in 12 states.